EQ ADVISORS TRUST – ATM CORE BOND PORTFOLIO AND ATM GOVERNMENT BOND PORTFOLIO

SUPPLEMENT DATED AUGUST 1, 2010 TO THE PROSPECTUS DATED JUNE 30, 2010

This Supplement updates certain information contained in the Prospectus dated June 30, 2010 for the ATM Core Bond Portfolio and the ATM Government Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) the change to the contractual fee each Portfolio pays AXA Equitable for administrative services; and (2) changes to the Portfolios’ distribution arrangements.

Information About the Administrative Services Fees of the Portfolios

Effective August 1, 2010, the third paragraph in the “Management of the Trust—Management Fees” section of the Prospectus are deleted and replaced with the following:

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.150% on the first $20 billion of the aggregated average daily net assets of the Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregated average daily net assets of the Tactical Manager Portfolios; and 0.100% on the aggregated average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Information About the Portfolios’ Distribution Arrangements

Effective August 1, 2010, the third paragraph in the “Fund Distribution Arrangements” section of the Tactical Manager Prospectus is deleted and replaced with the following:

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares.